Exhibit 99.3

DUKE REALTY CORPORATION	Schedule 3
REAL ESTATE AND ACCUMULATED DEPRECIATION
DECEMBER 31, 2005
(in thousands)

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired

ALPHARETTA, GEORGIA
Brookside Office Park	Radiant I	Office	-	1,269	14,705	53	1,269	14,757	16,026	2,407	1998	1999
Brookside Office Park	Brookside I	Office	-	1,625	9,060	3,637	1,625	12,698	14,323	2,186	1999	1999
Brookside Office Park	Radiant II	Office	-	831	7,265	177	831	7,442	8,273	900	2000	2000
Brookside Office Park	Brookside II	Office	-	1,381	12,146	1,422	1,381	13,569	14,950	2,422	2000	2001
Hembree Crest	11415 Old Roswell Road	Industrial	-	648	2,454	1,055	648	3,509	4,157	973	1991	1999
Northwinds Pointe	Northwinds VII	Office	-	2,271	20,017	1,193	2,304	21,177	23,481	3,604	1998	1999
Northwinds Pointe	Northwinds I	Office	-	1,879	15,933	-	1,879	15,933	17,812	1,296	1997	2004
Northwinds Pointe	Northwinds II	Office	-	1,796	16,533	-	1,796	16,533	18,329	1,489	1997	2004
Northwinds Pointe	Northwinds III	Office	16,976	1,868	16,128	-	1,868	16,128	17,996	1,329	1998	2004
Northwinds Pointe	Northwinds IV	Office	16,157	1,844	16,089	-	1,844	16,089	17,933	1,302	1999	2004
Northwinds Pointe	Northwinds V	Office	-	2,215	15,522	-	2,215	15,522	17,736	1,285	1999	2004
Northwinds Pointe	Northwinds VI	Office	-	2,662	15,600	-	2,662	15,600	18,262	1,317	2000	2004
Northwinds Pointe	Northwinds Village	Retail	-	704	4,453	-	704	4,453	5,157	229	2000	2004
Northwinds Pointe	Northwinds Restaurant	Retail	-	202	329	-	202	329	531	21	1998	2004
10745 Westside Parkway	10745 Westside Parkway	Office	-	925	5,810	292	925	6,102	7,027	1,171	1995	1999
Ridgeland	1320 Ridgeland Parkway	Industrial	-	998	5,874	52	998	5,927	6,924	953	1999	1999
Ridgeland	Ridgeland Business Dist I	Industrial	-	488	2,186	796	488	2,981	3,469	365	1999	1999
Ridgeland	Ridgeland Business Dist. II	Industrial	-	579	2,529	246	579	2,775	3,354	786	1999	2000
Preston Ridge	Preston Ridge IV	Office	-	2,777	13,300	-	2,777	13,299.61	16,076	1,430	2000	2004
Windward	800 North Point Parkway	Office	-	1,250	18,443	-	1,250	18,443	19,693	1,360	1991	2003
Windward	900 North Point Parkway	Office	-	1,250	13,945	-	1,250	13,945	15,195	1,039	1991	2003

ANTIOCH, TENNESSEE
Jackson Business Center	Owen Drive	Industrial	-	157	1,298	117	157	1,415	1,571	357	1985	1995

ARLINGTON HEIGHTS, ILLINOIS
Arlington Business Park	Atrium II	Office	-	776	6,921	1,433	776	8,354	9,130	1,718	1986	1998

ATLANTA, GEORGIA
Druid Chase	6 West Druid Hills Drive	Office	-	473	6,758	2,444	473	9,202	9,675	1,625	1968	1999
Druid Chase	2801 Buford Highway	Office	-	794	9,625	1,872	794	11,498	12,292	2,023	1977	1999
Druid Chase	1190 West Druid Hills Drive	Office	-	689	6,631	1,141	689	7,772	8,461	1,313	1980	1999

AURORA, ILLINOIS
Meridian Business Campus	535 Exchange	Industrial	-	386	920	99	386	1,019	1,405	206	1984	1999
Meridian Business Campus	525 North Enterprise Street	Industrial	-	342	1,678	110	342	1,788	2,131	352	1984	1999
Meridian Business Campus	615 North Enterprise Street	Industrial	-	468	2,824	649	468	3,473	3,941	685	1984	1999
Meridian Business Campus	3615 Exchange	Industrial	-	410	1,603	92	410	1,695	2,105	350	1986	1999
Meridian Business Campus	4000 Sussex Avenue	Industrial	-	417	1,940	292	417	2,232	2,650	550	1990	1999
Meridian Business Campus	3737 East Exchange	Industrial	-	598	2,543	166	598	2,709	3,307	532	1985	1999
Meridian Business Campus	444 North Commerce Street	Industrial	-	722	5,411	596	722	6,007	6,730	1,222	1985	1999
Meridian Business Campus	880 North Enterprise Street	Industrial	-	1,150	5,845	385	1,150	6,231	7,381	1,124	1999	2000
Meridian Business Campus	Meridian Office Service Center	Industrial	-	567	1,283	1,701	567	2,984	3,551	300	2001	2001
Meridian Business Campus	Genera Corporation	Industrial	-	1,957	3,827	-	1,957	3,827	5,784	228	2004	2004

BEACHWOOD, OHIO
One Corporate Exchange	One Corporate Exchange	Office	3,850	1,287	8,621	1,395	1,287	10,016	11,303	2,556	1989	1996
Corporate Place	Corporate Place	Office	-	1,161	7,735	898	1,163	8,631	9,794	2,209	1988	1996

BERRY HILL, TN
Four-Forty Business Center	Four-Forty Business Center I	Industrial	-	938	6,462	40	938	6,501	7,440	1,048	1997	1999
Four-Forty Business Center	Four-Forty Business Center III	Industrial	-	1,812	7,579	238	1,812	7,817	9,629	1,343	1998	1999
Four-Forty Business Center	Four-Forty Business Center IV	Industrial	-	1,522	5,750	277	1,522	6,027	7,549	1,128	1997	1999
Four-Forty Business Center	Four-Forty Business Center V	Industrial	-	471	3,321	527	471	3,847	4,319	1,044	1999	1999

BLOOMINGTON, MINNESOTA
Alpha Business Center	Alpha Business Ctr I&II	Office	-	280	1,579	329	280	1,908	2,188	429	1980	1999

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Alpha Business Center	Alpha Business Ctr III&IV	Industrial	-	341	1,911	355	341	2,265	2,607	463	1980	1999
Alpha Business Center	Alpha Business Ctr V	Industrial	-	537	3,021	323	538	3,343	3,881	608	1980	1999
Hampshire Dist. Center	Hampshire Dist Center North	Industrial	1,674	779	4,500	262	779	4,763	5,541	963	1979	1997
Hampshire Dist. Center	Hampshire Dist Center South	Industrial	1,957	901	5,229	314	901	5,542	6,443	1,236	1979	1997
Norman Pointe Business Center	Norman Pointe I	Office	-	3,650	28,211	2,031	3,650	30,242	33,892	4,799	2000	2000

BLUE ASH, OHIO
Alliance Woods	McAuley Place	Office	-	2,331	18,596	1,399	2,331	19,995	22,325	2,976	2000	2001
Huntington Bank Building	Huntington Bank Building	Office	-	175	241	-	175	241	416	57	1986	1996
Lake Forest/Westlake	Lake Forest Place	Office	-	1,953	20,060	2,603	1,953	22,662	24,615	6,079	1985	1996
Northmark Office Park	Northmark Building 1	Office	-	1,452	5,272	-	1,452	5,272	6,723	782	1987	2004
Northmark Office Park	Northmark Building 2	Office	-	1,386	5,136	-	1,386	5,136	6,522	477	1984	2004
Lake Forest/Westlake	Westlake Center	Office	-	2,459	16,702	2,902	2,459	19,604	22,063	4,986	1981	1996

BOLINGBROOK, ILLINOIS
Joliet Road Business Park	555 Joliet Road, Bolingbrook	Industrial	-	2,184	9,284	345	2,332	9,481	11,813	944	1967	2002
Joliet Road Business Park	Dawes Transportation	Industrial	-	3,050	4,308	-	3,050	4,308	7,357	121	2005	2005

BRANDON, FLORIDA
Regency Park North	Regency I	Office	-	1,048	4,230	896	1,048	5,127	6,175	1,765	2000	2000
Regency Park North	Regency II BTS-Coca-Cola	Office	-	1,411	3,722	-	1,411	3,722	5,133	1,000	2001	2002

BRASELTON, GEORGIA
Braselton Business Park	Braselton II	Industrial	-	1,365	9,505	1,536	1,884	10,522	12,407	1,274	2001	2001
Park 85 at Braselton	Park 85 @ Braselton Bldg 625	Industrial	-	2,331	12,646	-	2,331	12,646	14,977	109	2004	2005

BRENTOOD, TENNESSEE
Aspen Grove Business Center	Aspen Grove Business Center IV	Industrial	-	492	2,416	23	492	2,439	2,931	277	2002	2002
Brentwood South Bus. Center	Brentwood South Bus Ctr I	Industrial	-	1,065	5,985	727	1,065	6,712	7,778	1,251	1987	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr II	Industrial	-	1,065	2,832	957	1,065	3,789	4,854	660	1987	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr III	Industrial	-	848	4,130	561	848	4,690	5,538	885	1989	1999
Creekside Crossing	Creekside Crossing I	Office	-	1,900	8,006	261	1,901	8,266	10,167	1,931	1997	1998
Creekside Crossing	Creekside Crossing II	Office	-	2,087	8,692	1,046	2,087	9,738	11,824	2,435	1999	2000

BROOKLYN PARK, MINNESOTA
7300 Northland Drive	7300 Northland Drive	Industrial	-	700	6,607	3	703	6,608	7,311	1,205	1980	1998
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 1	Industrial	-	835	5,459	1,113	1,286	6,121	7,407	1,401	1998	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 2	Industrial	-	449	2,837	670	599	3,357	3,956	589	1998	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 3	Industrial	-	758	2,207	234	837	2,362	3,199	596	1999	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 4	Industrial	-	2,079	7,862	1,184	2,397	8,727	11,125	2,281	1999	1999
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 5	Industrial	-	1,079	5,595	420	1,354	5,740	7,094	1,547	1999	2000
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 6	Industrial	-	788	3,651	1,815	1,031	5,223	6,254	1,411	2000	2000
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 10	Industrial	-	2,757	4,642	-	2,757	4,642	7,399	173	2004	2004
Crosstown North Bus. Ctr.	Crosstown North Bus. Ctr. 12	Industrial	-	4,564	7,624	-	4,564	7,624	12,188	47	2005	2005

CARMEL, INDIANA
Hamilton Crossing	Hamilton Crossing I	Industrial	-	835	4,874	2,469	847	7,331	8,178	2,410	1989	1993
Hamilton Crossing	Hamilton Crossing II	Office	-	313	1,410	1,136	384	2,475	2,859	850	1997	1997
Hamilton Crossing	Hamilton Crossing III	Office	-	890	9,899	1,501	890	11,400	12,290	2,464	2000	2000
Hamilton Crossing	Hamilton Crossing IV	Office	-	515	5,386	98	598	5,401	5,999	1,079	1999	1999
Hamilton Crossing	Hamilton Crossing VI	Office	-	1,044	13,743	835	1,065	14,557	15,622	1,071	2003	2003
Meridian Technology Center	Meridian Tech Center	Office	-	376	2,695	1,031	376	3,726	4,103	428	1986	2002
West Carmel Marketplace	West Carmel Mktplc (Marshalls)	Retail	-	1,427	2,228	-	1,427	2,228	3,656	-	2005	2005

CAROL STREAM, ILLINOIS
Carol Stream Business Park	Carol Stream IV	Industrial	-	3,204	14,986	-	3,204	14,986	18,190	920	1994	2003
Carol Stream Business Park	Carol Stream V	Industrial	-	4,553	7,605	-	4,553	7,605	12,158	512	1986	2003

CARY, NORTH CAROLINA
Regency Forest	200 Regency Forest Dr.	Office	-	1,230	13,495	1,651	1,230	15,146	16,376	2,513	1999	1999
Regency Forest	100 Regency Forest Dr.	Office	-	1,538	10,756	1,709	1,618	12,384	14,002	2,819	1997	1999
Weston Parkway	6501 Weston Parkway	Office	-	1,775	10,668	807	1,775	11,475	13,250	1,907	1996	1999

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
CELEBRATION, FLORIDA
Celebration Business Center	Celebration Business Center I	Office	-	1,102	4,831	303	1,308	4,928	6,236	864	1997	1999
Celebration Business Center	Celebration Business Center II	Office	-	771	3,587	152	961	3,550	4,510	627	1997	1999
Celebration Office Center	Celebration Office Center I	Office	-	1,382	7,673	303	1,382	7,976	9,358	2,148	2000	2000
Celebration Office Center	Celebration Office Center II	Office	-	1,382	6,254	1,419	1,382	7,672	9,055	1,279	2001	2001

CINCINNATI, OHIO
311 Elm	311 Elm	Office	-	339	5,820	934	346	6,747	7,093	3,337	1986	1993
312 Elm	312 Elm	Office	36,132	4,750	47,139	4,354	5,428	50,814	56,242	15,672	1992	1993
312 Plum	312 Plum	Office	-	2,539	24,385	2,746	2,590	27,081	29,670	8,445	1987	1993
One Ashview Place	One Ashview Place	Office	-	1,204	12,659	2,813	1,204	15,472	16,676	3,737	1989	1997
Blue Ash Office Center	Blue Ash Office Center VI	Office	-	518	2,828	429	518	3,257	3,775	735	1989	1997
Towers of Kenwood	Towers of Kenwood	Office	-	4,891	42,506	-	4,891	42,506	47,398	2,873	1989	2003
Governors Hill	8790 Governor’s Hill	Office	-	400	4,765	846	408	5,603	6,011	1,772	1985	1993
Governors Hill	8800 Governor’s Hill	Office	-	225	2,298	485	231	2,777	3,008	1,156	1985	1986
Governors Hill	8600/8650 Governor’s Hill Dr.	Office	-	1,220	18,381	4,851	1,245	23,208	24,453	6,512	1986	1993
Kenwood Executive Center	Kenwood Executive Center	Office	-	606	4,017	814	664	4,773	5,437	1,001	1981	1997
Kenwood Commons	8230 Kenwood Commons	Office	3,757	638	3,070	601	638	3,671	4,308	2,165	1986	1986
Kenwood Commons	8280 Kenwood Commons	Office	2,343	638	1,833	236	638	2,069	2,706	1,103	1986	1986
Kenwood Medical Office Bldg.	Kenwood Medical Office Bldg.	Office	-	-	7,798	100	-	7,899	7,899	1,359	1994	1999
Pfeiffer Place	Pfeiffer Place	Office	-	3,608	14,746	1,162	3,608	15,907	19,516	2,878	2001	2001
Pfeiffer Woods	Pfeiffer Woods	Office	-	1,450	12,322	766	1,450	13,088	14,538	2,103	1998	1999
Remington Office Park	Remington Park Building A	Office	-	560	1,469	549	560	2,019	2,579	394	1982	1997
Remington Office Park	Remington Park Building B	Office	-	560	1,543	508	560	2,051	2,611	589	1982	1997
Triangle Office Park	Triangle Office Park	Office	4,135	1,018	11,332	752	1,018	12,084	13,103	5,693	1965	1986

CLAYTON, MISSOURI
Interco Corporate Tower	Interco Corporate Tower	Office	-	6,150	43,305	108	6,150	43,413	49,563	4,125	1986	2002

COLUMBUS, OHIO
Easton	One Easton Oval	Office	-	2,789	11,268	296	2,789	11,563	14,352	2,789	1998	1999
Easton	Two Easton Oval	Office	-	2,489	16,828	1,316	2,489	18,144	20,633	3,642	1996	1998
Easton	Easton Way One	Office	-	1,874	10,338	550	1,874	10,888	12,762	2,806	2000	2000
Easton	Easton Way Two	Office	-	2,005	10,287	792	2,005	11,078	13,083	2,397	2001	2001
Easton	Easton Way Three	Office	-	2,768	11,530	-	2,768	11,530	14,297	1,242	2002	2003
Westerville-Polaris	1000 Polaris Parkway	Office	-	1,200	6,636	1,502	1,293	8,045	9,338	1,917	1992	1999

COPPELL, TEXAS
Freeport North	Freeport X	Industrial	-	8,198	18,865	2,792	8,198	21,657	29,855	2,230	2003	2003

CREVE COUER, MISSOURI
Twin Oaks Office Ctr	Twin Oaks	Office	-	566	8,176	1,416	566	9,593	10,159	2,087	1995	1997

DAVENPORT, FLORIDA
Park 27 Distribution Center	Park 27 Distribution Center I	Industrial	-	2,449	6,107	8	2,449	6,116	8,564	772	2002	2002

DES PLAINES, ILLINOIS
2180 South Wolf Road	2180 South Wolf Road	Industrial	-	179	1,632	399	179	2,031	2,211	426	1966	1998

DOWNERS GROVE, ILLINOIS
Executive Towers	Executive Towers I	Office	-	2,652	23,987	5,594	2,652	29,581	32,233	6,074	1983	1997
Executive Towers	Executive Towers II	Office	-	3,386	31,860	8,117	3,386	39,977	43,363	10,769	1984	1997
Executive Towers	Executive Towers III	Office	-	3,512	32,822	6,450	3,512	39,272	42,784	8,570	1987	1997

DUBLIN, OHIO
Tuttle Crossing	Metrocenter III	Office	-	887	3,012	809	887	3,821	4,707	902	1983	1996
Scioto Corporate Center	Scioto Corporate Center	Office	-	1,100	3,266	1,012	1,100	4,278	5,378	1,235	1987	1996
Tuttle Crossing	Qwest	Office	-	2,618	18,641	1,726	2,670	20,315	22,985	5,981	1990	1993
Tuttle Crossing	4600 Lakehurst	Office	-	1,494	12,858	552	1,524	13,380	14,904	4,078	1990	1993
Tuttle Crossing	4700 Lakehurst Court	Office	-	717	2,460	381	717	2,841	3,559	770	1994	1994
Tuttle Crossing	4675 Lakehurst	Office	-	605	5,873	152	605	6,024	6,629	1,625	1995	1995
Tuttle Crossing	5500 Glendon Court	Office	-	1,066	7,683	1,069	1,066	8,753	9,819	2,351	1995	1995
Tuttle Crossing	5555 Glendon Court	Office	-	1,600	7,201	1,151	1,767	8,185	9,952	2,218	1995	1995

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Britton Central	6060 Britton Parkway	Office	-	1,601	8,725	162	1,601	8,887	10,487	3,370	1996	1996
Tuttle Crossing	Compmanagement	Office	-	867	4,408	621	867	5,029	5,896	1,377	1997	1997
Tuttle Crossing	4725 Lakehurst	Office	-	483	9,349	998	483	10,348	10,831	2,768	1998	1998
Tuttle Crossing	5515 Parkcenter Circle	Office	-	1,283	6,739	-	1,283	6,739	8,022	58	1996	2005
Tuttle Crossing	5555 Parkcenter Circle	Office	-	1,580	9,096	720	1,580	9,816	11,396	2,881	1992	1994
Tuttle Crossing	Parkwood Place	Office	-	1,690	11,570	1,039	1,690	12,609	14,298	3,787	1997	1997
Tuttle Crossing	Nationwide	Office	-	4,815	19,199	734	4,815	19,933	24,748	7,347	1996	1996
Tuttle Crossing	Emerald II	Office	-	495	2,863	31	495	2,894	3,389	564	1998	1998
Tuttle Crossing	Atrium II, Phase I	Office	-	1,649	10,143	395	1,649	10,538	12,187	2,658	1997	1998
Tuttle Crossing	Atrium II, Phase II	Office	-	1,597	7,993	1,109	1,597	9,102	10,699	1,786	1998	1999
Tuttle Crossing	Blazer I	Office	-	904	4,517	549	904	5,066	5,970	1,071	1999	1999
Tuttle Crossing	Parkwood II	Office	-	1,848	14,030	192	1,848	14,223	16,071	3,515	2000	2000
Tuttle Crossing	Blazer II	Office	-	1,016	6,880	422	1,016	7,301	8,317	1,749	2000	2000
Tuttle Crossing	Emerald III	Office	-	1,685	9,862	669	1,694	10,522	12,216	2,000	2001	2001

DULUTH, GEORGIA
Crestwood Pointe	3805 Crestwood Parkway	Office	-	877	15,141	1,364	877	16,506	17,382	2,984	1997	1999
Crestwood Pointe	3885 Crestwood Parkway	Office	-	878	14,104	796	878	14,900	15,778	2,506	1998	1999
Hampton Green	Hampton Green Office I	Office	-	1,388	12,188	635	1,388	12,823	14,210	2,223	2000	2000
Breckinridge	2885 Breckinridge Blvd	Industrial	-	487	6,471	553	959	6,552	7,511	1,141	1997	1999
River Green	3450 River Green Court	Industrial	-	194	2,191	274	194	2,465	2,659	549	1989	1999
Business Park At Sugarloaf	2775 Premiere Parkway	Industrial	-	560	4,695	35	560	4,730	5,290	770	1997	1999
Business Park At Sugarloaf	3079 Premiere Parkway	Industrial	-	776	6,505	1,648	776	8,154	8,929	1,395	1998	1999
Business Park At Sugarloaf	Sugarloaf Office I	Industrial	-	1,042	8,685	694	1,042	9,379	10,421	1,672	1998	1999
Business Park At Sugarloaf	2850 Premiere Parkway	Industrial	-	621	4,631	-	621	4,631	5,252	372	1997	2002
Business Park At Sugarloaf	Sugarloaf Office II (3039)	Industrial	-	972	3,834	328	1,006	4,129	5,135	366	1999	2002
Business Park At Sugarloaf	Sugarloaf Office III (2810)	Industrial	-	696	3,896	393	696	4,289	4,984	366	1999	2002
Business Park At Sugarloaf	2855 Premiere Parkway	Industrial	-	765	3,799	234	765	4,033	4,798	784	1999	1999
Business Park At Sugarloaf	6655 Sugarloaf	Industrial	-	1,651	6,449	60	1,651	6,509	8,160	665	1998	2001
Business Park At Sugarloaf	Sugarloaf Office IV	Industrial	-	623	3,529	9	623	3,538	4,161	926	2000	2000
Business Park At Sugarloaf	Sugarloaf Office V	Industrial	-	744	3,958	454	744	4,412	5,156	1,423	2001	2001
Business Park At Sugarloaf	Sugarloaf VI	Office	-	1,659	6,094	-	1,659	6,094	7,752	133	2004	2004

EAGAN, MINNESOTA
Apollo Industrial Center	Apollo Industrial Ctr I	Industrial	-	866	4,976	1,472	882	6,432	7,314	1,520	1997	1997
Apollo Industrial Center	Apollo Industrial Ctr II	Industrial	-	474	3,142	23	474	3,165	3,638	984	2000	2000
Apollo Industrial Center	Apollo Industrial Ctr III	Industrial	-	1,432	6,905	50	1,432	6,956	8,387	1,167	2000	2000
Silverbell Commons	Silverbell Commons	Industrial	-	1,807	6,657	1,473	1,807	8,131	9,937	1,604	1999	1999
Trapp Road Commerce Center	Trapp Road Commerce Center I	Industrial	-	671	3,893	312	700	4,176	4,875	811	1996	1998
Trapp Road Commerce Center	Trapp Road Commerce Center II	Industrial	-	1,250	7,022	1,083	1,266	8,089	9,355	1,647	1998	1998

EARTH CITY, MISSOURI
Earth City	3322 Rider Trail	Office	5,427	2,615	10,877	1,150	2,615	12,027	14,643	2,576	1987	1997
Earth City	3300 Pointe 70	Office	4,247	1,186	7,515	2,485	1,186	9,999	11,185	2,149	1989	1997
Earth City	Corporate Center, Earth City	Industrial	-	783	4,517	1,350	783	5,868	6,650	1,870	2000	2000

EAST POINTE, GEORGIA
Camp Creek	Camp Creek Bldg 1400	Industrial	-	561	3,375	751	561	4,126	4,687	729	1988	2001
Camp Creek	Camp Creek Bldg 1800	Industrial	-	462	3,022	65	462	3,088	3,549	644	1989	2001
Camp Creek	Camp Creek Bldg 2000	Industrial	-	395	2,292	35	395	2,328	2,723	296	1989	2001
Camp Creek	Camp Creek Bldg 2400	Industrial	-	296	1,816	129	296	1,945	2,241	342	1988	2001
Camp Creek	Camp Creek Bldg 2600	Industrial	-	364	2,346	134	364	2,481	2,844	458	1990	2001
Camp Creek	Clorox Company	Industrial	-	4,406	9,512	154	4,406	9,665	14,072	636	2003	2003
Camp Creek	Camp Creek Bldg 7	Office	-	1,334	2,673	-	1,334	2,673	4,007	117	2004	2004
Camp Creek	Moore Wallace	Industrial	-	1,045	2,974	-	1,045	2,974	4,018	79	2005	2005

FAIRFIELD, OHIO
Thunderbird Building 1	Thunderbird Building 1	Industrial	-	248	1,760	156	248	1,916	2,164	573	1991	1995

FENTON, MISSOURI
Fenton Interstate Buildings	Fenton Interstate Building C	Industrial	-	519	1,978	322	519	2,300	2,819	470	1986	1999
Fenton Interstate Buildings	Fenton Interstate Building D	Industrial	-	1,286	5,148	488	1,286	5,636	6,921	1,014	1987	1999
Fenton Interstate Buildings	Fenton Interstate Building A	Industrial	-	603	2,622	40	603	2,662	3,264	479	1987	2000

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Fenton Interstate Buildings	Fenton Interstate Building B	Industrial	-	702	2,343	134	702	2,477	3,179	414	1986	2000

FISHERS, INDIANA
Exit 5	Exit 5 Building 1	Industrial	-	822	2,695	135	822	2,829	3,651	600	1999	1999
Exit 5	Exit 5 Building 2	Industrial	-	749	4,611	223	749	4,835	5,583	1,533	1999	2000

FRANKLIN, TENNESSEE
Aspen Grove Business Center	Aspen Grove Business Ctr I	Industrial	-	936	6,527	2,571	936	9,097	10,034	1,585	1996	1999
Aspen Grove Business Center	Aspen Grove Business Ctr II	Industrial	-	1,151	6,521	495	1,151	7,016	8,167	1,177	1996	1999
Aspen Grove Business Center	Aspen Grove Business Ctr III	Industrial	-	970	6,167	63	970	6,231	7,200	1,409	1998	1999
Aspen Grove Business Center	Aspen Grove Business Ctr V	Industrial	-	943	5,238	790	943	6,028	6,971	1,184	1996	1999
Aspen Grove Business Center	Aspen Grove Flex Center II	Industrial	-	240	1,364	281	240	1,644	1,885	125	1999	1999
Aspen Grove Business Center	Aspen Grove Office Center I	Office	-	950	6,789	2,054	950	8,843	9,793	1,786	1999	1999
Aspen Grove Business Center	Aspen Grove Flex Center I	Industrial	-	301	1,233	630	301	1,862	2,164	289	1999	1999
Aspen Grove Business Center	Aspen Grove Flex Center III	Industrial	-	327	2,027	843	327	2,870	3,197	495	2001	2001
Aspen Grove Business Center	Aspen Grove Flex Center IV	Industrial	-	205	1,528	165	205	1,693	1,898	552	2001	2001
Aspen Grove Business Center	Aspen Corporate Center 100	Office	-	723	3,451	-	723	3,451	4,174	194	2004	2004
Brentwood South Bus. Center	Brentwood South Bus Ctr IV	Industrial	-	569	2,435	363	569	2,797	3,367	431	1990	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr V	Industrial	-	445	1,932	72	445	2,003	2,449	320	1990	1999
Brentwood South Bus. Center	Brentwood South Bus Ctr VI	Industrial	-	489	1,243	505	489	1,749	2,237	277	1990	1999

FT. LAUDERDALE, FLORIDA
Weston Pointe	Weston Pointe I	Office	-	2,580	10,020	316	2,580	10,336	12,916	741	1999	2003
Weston Pointe	Weston Pointe II	Office	-	2,183	10,791	-	2,183	10,791	12,973	935	2000	2003
Weston Pointe	Weston Pointe III	Office	-	2,183	11,531	536	2,183	12,067	14,249	780	2001	2003

GLENWILLOW, OHIO
Emerald Valley Business Park	Emerald Valley Bldg #201	Industrial	-	555	6,398	238	556	6,635	7,191	1,069	1999	1999
Emerald Valley Business Park	Emerald Valley Bldg #144	Industrial	-	519	5,052	772	519	5,823	6,342	655	2001	2002
Emerald Valley Business Park	Emerald Valley Bldg #144 West	Industrial	-	1,593	3,252	767	1,593	4,019	5,612	288	2003	2003
Emerald Valley Business Park	Emerald Valley Bldg #120	Industrial	-	1,357	3,332	289	1,357	3,620	4,977	191	2004	2004
Emerald Valley Business Park	Emerald Valley Bldg #261	Industrial	-	2,544	6,382	-	2,544	6,382	8,926	73	2005	2005

GREENWOOD, INDIANA
South Park-Indiana	Brylane Parking Lot	Grounds	-	54	-	3	57	-	57	35		1994

GROVEPORT, OHIO
6600 Port Road	6600 Port Road	Industrial	-	2,725	23,298	1,307	2,850	24,480	27,330	5,241	1995	1997
Groveport Commerce Center	Groveport Commerce Center #437	Industrial	-	1,049	7,610	1,244	1,065	8,838	9,903	1,927	1999	1999
Groveport Commerce Center	Groveport Commerce Center #168	Industrial	-	510	3,886	945	510	4,831	5,341	979	1999	2000
Groveport Commerce Center	Groveport Commerce Center #345	Industrial	-	1,045	7,349	740	1,045	8,089	9,134	1,550	2000	2000
Groveport Commerce Center	Groveport Commerce Center #667	Industrial	-	4,420	14,230	-	4,420	14,230	18,650	604

HEBRON, KENTUCKY
Southpark, KY	Southpark Building 4	Industrial	-	779	3,372	80	779	3,452	4,231	1,008	1994	1994
Southpark, KY	CR Services	Industrial	-	1,085	4,214	1,345	1,085	5,558	6,643	1,563	1994	1994

HIGHLAND HILLS, OHIO
Harvard Crossing Bus. Campus	One Harvard Crossing	Office	-	660	7,685	-	660	7,685	8,344	323	1999	2004
Metropolitan Plaza	Metropolitan Plaza	Office	-	2,310	14,271	77	2,310	14,348	16,658	927	2000	2003

HOPKINS, MINNESOTA
Cornerstone Business Center	Cornerstone Business Center	Industrial	5,186	1,469	8,455	491	1,543	8,872	10,415	1,881	1996	1997

INDEPENDENCE, OHIO
Corporate Plaza	Corporate Plaza I	Office	5,931	2,116	14,136	1,465	2,116	15,602	17,717	3,732	1989	1996
Corporate Plaza	Corporate Plaza II	Office	5,072	1,841	12,057	1,472	1,841	13,529	15,369	3,301	1991	1996
Freedom Square	Freedom Square I	Office	-	595	3,964	619	600	4,578	5,178	1,089	1980	1996
Freedom Square	Freedom Square II	Office	4,904	1,746	11,757	1,152	1,746	12,908	14,655	3,236	1987	1996
Freedom Square	Freedom Square III	Office	-	701	6,306	39	701	6,344	7,046	1,658	1997	1997
Oak Tree Place	Oak Tree Place	Office	-	703	4,640	579	703	5,219	5,922	1,086	1979	1997
Park Center Plaza	Park Center Plaza I	Office	-	2,193	13,199	267	2,193	13,466	15,659	3,421	1998	1998
Park Center Plaza	Park Center Plaza II	Office	-	2,190	13,353	53	2,190	13,406	15,596	3,282	1999	1999

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Park Center Plaza	Park Center Plaza III	Office	-	2,190	11,975	2,570	2,190	14,544	16,735	2,681	2000	2000

INDIANAPOLIS, INDIANA
Park 100	Park 465	Industrial	-	124	750	-	124	750	874	12	1983	2005
Franklin Road Business Park	Franklin Road Business Center	Industrial	-	594	10,743	1,307	594	12,050	12,644	3,732	1962	1995
6061 Guion Road	6061 Guion Rd	Industrial	-	274	1,798	194	274	1,992	2,266	523	1974	1995
Hillsdale	Hillsdale Technecenter 4	Industrial	-	366	5,090	785	366	5,875	6,241	1,797	1987	1993
Hillsdale	Hillsdale Technecenter 5	Industrial	-	251	3,208	739	251	3,948	4,199	1,286	1987	1993
Hillsdale	Hillsdale Technecenter 6	Industrial	-	315	4,334	1,743	315	6,078	6,393	2,070	1987	1993
KATC - South	8465 Keystone Crossing	Office	-	89	1,296	417	89	1,713	1,802	441	1983	1995
Keystone Crossing	8555 N. River Road	Office	-	-	6,038	684	-	6,722	6,722	1,494	1985	1997
One North Capitol	One North Capitol	Office	-	1,439	9,625	433	1,439	10,058	11,497	2,095	1980	1998
Park 100	Park 100 Bldg 31	Industrial	-	64	364	-	64	364	429	5	1978	2005
Park 100	Park 100 Building 96	Industrial	-	1,414	13,835	113	1,667	13,695	15,362	3,644	1994	1995
Park 100	Park 100 Building 98	Industrial	-	273	8,281	2,025	273	10,305	10,579	2,858	1968	1994
Park 100	Park 100 Building 100	Industrial	-	103	2,097	595	103	2,691	2,794	703	1995	1995
Park 100	Park 100 Building 102	Office	-	182	1,098	-	182	1,098	1,280	18	1982	2005
Park 100	Park 100 Building 107	Industrial	-	99	1,698	310	99	2,008	2,107	491	1984	1995
Park 100	Park 100 Building 109	Industrial	-	240	1,845	350	246	2,189	2,435	907	1985	1986
Park 100	Park 100 Building 116	Office	-	341	3,214	271	348	3,478	3,826	1,440	1988	1988
Park 100	Park 100 Building 118	Office	-	226	2,427	595	230	3,017	3,248	937	1988	1993
Park 100	Park 100 Building 119	Office	-	388	3,719	1,364	500	4,971	5,471	1,762	1989	1993
Park 100	Park 100 Building 122	Industrial	-	284	3,695	823	290	4,513	4,802	1,257	1990	1993
Park 100	Park 100 Building 124	Office	-	227	2,771	8	227	2,779	3,006	407	1992	2002
Park 100	Park 100 Building 127	Industrial	-	96	1,658	438	96	2,095	2,191	509	1995	1995
Park 100	Park 100 Building 141	Industrial	-	1,120	2,807	-	1,120	2,807	3,928	43	2005	2005
Park 100	UPS Parking	Grounds	-	270	-	-	270	-	270	72		1997
Park 100	Norgate Ground Lease	Grounds	-	51	-	-	51	-	51	-		1995
Park 100	Zollman Ground Lease	Grounds	-	115	-	-	115	-	115	-		1994
Park 100	Bldg 111 Parking Lot	Grounds	-	196	-	-	196	-	196	22		1994
Park 100	Becton Dickinson Lot	Grounds	-	-	-	13	13	-	13	8		1993
Park 100	3.58 acres on Allison Avenue	Grounds	-	242	-	-	242	-	242	11		2000
Park 100	Hewlett-Packard Land Lease	Grounds	-	252	-	-	252	-	252	9		2003
Park 100	Park 100 Bldg 121 Land Lease	Grounds	-	5	-	-	5	-	5	0		2003
Park 100	Hewlett Packard Land Lse-62	Grounds	-	45	-	-	45	-	45	2		2003
Parkwood Crossing	One Parkwood Crossing	Office	-	1,018	10,169	732	1,028	10,891	11,919	2,869	1989	1995
Parkwood Crossing	Two Parkwood Crossing	Office	-	861	6,586	939	871	7,516	8,387	1,802	1996	1996
Parkwood Crossing	Three Parkwood Crossing	Office	-	1,377	9,656	543	1,387	10,189	11,575	2,994	1997	1997
Parkwood Crossing	Four Parkwood Crossing	Office	-	1,489	11,714	296	1,537	11,961	13,498	2,443	1998	1998
Parkwood Crossing	Five Parkwood Crossing	Office	-	1,485	12,572	538	1,528	13,067	14,594	2,742	1999	1999
Parkwood Crossing	Six Parkwood Crossing	Office	-	1,960	15,496	747	1,960	16,243	18,203	3,339	2000	2000
Parkwood Crossing	Eight Parkwood Crossing	Office	-	6,435	16,419	-	6,435	16,419	22,854	1,716	2002	2002
Parkwood Crossing	Nine Parkwood Crossing	Office	-	6,046	12,262	-	6,046	12,262	18,308	-	2005	2005
River Road - Indianapolis	River Road Building I	Office	-	856	7,727	1,703	856	9,429	10,285	2,513	1997	1998
Woodfield	Two Woodfield Crossing	Office	-	719	9,409	1,837	733	11,232	11,965	3,507	1987	1993
Woodfield	Three Woodfield Crossing	Office	-	3,767	20,844	4,202	3,843	24,970	28,813	7,930	1989	1993
Woodland Corporate Park	Woodland Corporate Park I	Office	-	290	4,597	708	320	5,274	5,594	1,723	1998	1998
Woodland Corporate Park	Woodland Corporate Park II	Office	-	271	3,583	846	297	4,403	4,700	1,006	1999	1999
Woodland Corporate Park	Woodland Corporate Park III	Office	-	1,227	4,255	121	1,227	4,376	5,602	951	1999	2000
Woodland Corporate Park	Woodland Corporate Park IV	Office	-	715	7,245	540	715	7,784	8,500	1,654	2000	2000
Woodland Corporate Park	Woodland Corporate Park V	Office	-	768	10,031	5	768	10,036	10,804	1,038	2002	2002

LAKE FOREST, ILLINOIS
Bradley Business Center	28188 North Ballard Drive	Industrial	-	186	1,751	346	186	2,098	2,284	421	1985	1998
Bradley Business Center	13777 West Laurel Drive	Industrial	-	98	913	53	98	965	1,064	191	1981	1998
Bradley Business Center	13825 West Laurel Drive	Industrial	-	750	1,874	906	750	2,780	3,530	764	1978	1999
Conway Park	One Conway Park	Office	-	1,901	17,875	1,971	1,901	19,846	21,747	4,012	1989	1998

LAKE MARY, FLORIDA
Northpoint	Northpoint Center I	Office	-	1,087	11,573	514	1,087	12,087	13,174	1,636	1998	1999
Northpoint	Northpoint Center II	Office	-	1,202	10,224	141	1,202	10,365	11,567	1,880	1999	2000
Northpoint	Northpoint III	Office	-	1,552	10,987	128	1,552	11,115	12,667	1,896	2001	2001
Northpoint	Northpoint IV	Office	-	1,605	8,583	2,296	1,605	10,878	12,483	793	2002	2002

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired

LAWRENCEVILLE, GEORGIA
Hillside at Huntcrest	Huntcrest I	Office	-	1,193	11,061	28	1,193	11,088	12,281	1,784	2000	2001
Hillside at Huntcrest	Huntcrest II	Office	-	927	11,619	16	927	11,635	12,562	2,404	2000	2001
Hillside at Huntcrest	Huntcrest III	Office	-	1,358	12,987	238	1,358	13,226	14,583	1,692	2001	2002
Hillside at Huntcrest	Huntcrest IV	Office	-	1,295	5,742	300	1,306	6,031	7,337	338	2003	2003
Other Northeast I85 Properties	Weyerhaeuser BTS	Industrial	-	3,974	3,101	-	3,974	3,101	7,075	273	2004	2004

LEBANON, INDIANA
Lebanon Business Park	Lebanon Building 4	Industrial	-	305	9,672	184	305	9,856	10,162	2,261	1997	1997
Lebanon Business Park	Lebanon Building 9	Industrial	-	554	6,891	749	554	7,641	8,195	1,340	1999	1999
Lebanon Business Park	Lebanon Building 11	Industrial	-	480	5,202	6	1,286	4,402	5,688	470	2003	2003
Lebanon Business Park	Lebanon Building 12	Industrial	-	5,163	13,207	393	5,163	13,600	18,763	1,354	2002	2002
Lebanon Business Park	Lebanon Building 13	Industrial	-	561	6,579	83	1,901	5,322	7,223	637	2003	2003
Lebanon Business Park	Lebanon Building 14	Industrial	-	2,813	12,196	-	2,813	12,196	15,008	436	2004	2004

LISLE, ILLINOIS
Corporate Lakes Business Park	2275 Cabot Drive	Office	-	3,355	7,008	-	3,355	7,008	10,363	365	1996	2004

MARYLAND HEIGHTS, MISSOURI
Riverport Business Park	Riverport Tower	Office	-	3,549	30,135	8,183	3,954	37,913	41,866	8,157	1991	1997
Riverport Business Park	Riverport Distribution	Industrial	-	242	2,244	288	242	2,532	2,773	520	1990	1997
Riverport Business Park	Express Scripts Service Center	Industrial	-	1,197	8,755	427	1,197	9,182	10,379	1,967	1992	1997
Riverport Business Park	Express Scripts HQ	Office	-	2,285	12,424	295	2,285	12,719	15,004	4,657	1999	1999
Riverport Business Park	Riverport 1	Industrial	-	900	3,803	191	900	3,994	4,894	1,500	1999	1999
Riverport Business Park	Riverport 2	Industrial	-	1,238	4,644	79	1,238	4,724	5,962	826	2000	2000
Riverport Business Park	Riverport 3	Industrial	-	1,269	4,514	2,040	1,269	6,554	7,823	1,554	2001	2001

MASON, OHIO
Deerfield Crossing	Deerfield Crossing Building 1	Office	-	1,493	13,772	461	1,493	14,233	15,726	3,837	1999	1999
Deerfield Crossing	Deerfield Crossing Building 2	Office	-	1,069	14,119	399	1,069	14,518	15,587	3,384	2001	2001
Governor’s Pointe	Governor’s Pointe 4770	Office	-	586	7,914	394	596	8,297	8,893	3,362	1986	1988
Governor’s Pointe	Governor’s Pointe 4705	Office	-	719	7,313	3,520	987	10,565	11,551	3,355	1988	1993
Governor’s Pointe	Governor’s Pointe 4605	Office	-	630	17,668	1,738	909	19,126	20,036	5,656	1990	1993
Governor’s Pointe	Governor’s Pointe 4660	Office	-	385	4,776	154	529	4,786	5,315	1,390	1997	1997
Governor’s Pointe	Governor’s Pointe 4680	Office	-	1,115	8,356	817	1,115	9,173	10,288	2,489	1998	1998
Governors Pointe Retail	Bigg’s Supercenter	Retail	-	2,107	9,927	137	4,227	7,943	12,170	2,734	1996	1996
Governors Pointe Retail	Lowes	Retail	-	3,750	6,507	304	3,750	6,811	10,561	2,479	1997	1997

MAYFIELD HEIGHTS, OHIO
Landerbrook Corporate Center	Landerbrook Corp. Center One	Office	-	1,807	10,828	72	1,808	10,899	12,707	2,714	1997	1997
Landerbrook Corporate Center	Landerbrook Corp. Center Two	Office	-	1,382	9,870	1,932	1,382	11,801	13,184	3,218	1998	1998
Landerbrook Corporate Center	Landerbrook Corp. Center Three	Office	-	1,528	8,505	4,717	1,684	13,066	14,750	2,060	2000	2001

MCDONOUGH, GEORGIA
Liberty Distribution Center	120 Declaration Drive	Industrial	-	615	8,561	137	615	8,698	9,313	1,419	1997	1999
Liberty Distribution Center	Liberty III	Industrial	-	2,273	14,500	730	2,290	15,214	17,503	2,620	2001	2001

MENDOTA HEIGHTS, MINNESOTA
Enterprise Industrial Center	Enterprise Industrial Center	Industrial	1,579	864	5,039	578	864	5,617	6,481	1,128	1979	1997

MINNETONKA, MINNESOTA
10801 Red Circle Drive	10801 Red Circle Dr.	Office	-	527	2,459	701	527	3,160	3,687	650	1977	1997

MONROE, OHIO
Monroe Business Center	Monroe Business Center Bldg. 1	Industrial	-	660	5,435	354	660	5,789	6,449	1,168	1992	1999

MORRISVILLE, NORTH CAROLINA
Perimeter Park	507 Airport Blvd (Entpr I)	Industrial	-	1,327	8,442	1,133	1,351	9,551	10,902	1,733	1993	1999
Perimeter Park	5151 McCrimmon Pkwy (Entpr II)	Industrial	-	1,318	7,832	632	1,342	8,440	9,782	1,341	1995	1999
Perimeter Park	2600 Perimeter Park Dr	Industrial	-	975	5,392	384	991	5,760	6,751	1,025	1997	1999
Perimeter Park	5150 McCrimmon Pkwy (Entpr IV)	Industrial	-	1,739	12,249	204	1,773	12,419	14,192	2,027	1998	1999
Perimeter Park	2400 Perimeter Park Dr.	Office	-	760	6,305	1,155	778	7,441	8,219	1,594	1999	1999

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Perimeter Park	3000 Perimeter Park Dr (Met 1)	Industrial	2,336	482	2,891	1,136	491	4,018	4,509	636	1989	1999
Perimeter Park	2900 Perimeter Park Dr (Met 2)	Industrial	1,743	235	2,340	769	264	3,080	3,344	767	1990	1999
Perimeter Park	2800 Perimeter Park Dr (Met 3)	Industrial	3,243	777	4,927	504	811	5,397	6,207	939	1992	1999
Perimeter Park	1100 Perimeter Park Drive	Industrial	-	777	6,037	683	794	6,703	7,497	1,224	1990	1999
Perimeter Park	1400 Perimeter Park Drive	Office	-	666	4,600	1,207	900	5,573	6,473	1,030	1991	1999
Perimeter Park	1500 Perimeter Park Drive	Office	-	1,148	10,397	395	1,177	10,763	11,940	1,842	1996	1999
Perimeter Park	1600 Perimeter Park Drive	Office	-	1,463	10,134	1,975	1,513	12,058	13,571	1,978	1994	1999
Perimeter Park	1800 Perimeter Park Drive	Office	-	907	5,745	897	993	6,555	7,549	1,113	1994	1999
Perimeter Park	2000 Perimeter Park Drive	Office	-	788	5,860	861	842	6,667	7,509	1,477	1997	1999
Perimeter Park	1700 Perimeter Center West	Office	-	1,230	10,780	2,591	1,260	13,341	14,601	1,949	1997	1999
Perimeter Park	3900 N. Paramount Parkway	Office	-	540	13,296	193	574	13,454	14,029	2,224	1998	1999
Perimeter Park	3900 S.Paramount Pkwy	Office	-	1,575	12,244	1,271	1,612	13,478	15,090	2,898	2000	1999
Perimeter Park	5200 East Paramount	Office	-	1,748	17,388	973	1,797	18,312	20,109	4,209	1999	1999
Perimeter Park	3500 Paramount Pkwy	Office	-	755	12,948	137	755	13,085	13,840	3,075	1999	2000
Perimeter Park	2700 Perimeter Park	Industrial	-	662	3,209	1,541	662	4,750	5,412	830	2001	2001
Perimeter Park	5200 West Paramount	Office	-	1,831	13,288	441	1,831	13,730	15,560	1,888	2000	2001
Perimeter Park	2450 Perimeter Park	Office	-	669	4,003	25	669	4,028	4,697	1,168	2001	2001
Woodlake Center	100 Innovation Avenue (Woodlk)	Industrial	-	633	4,003	282	633	4,285	4,918	860	1994	1999
Woodlake Center	101 Innovation Ave(Woodlk III)	Industrial	-	615	4,095	135	615	4,230	4,845	718	1997	1999
Woodlake Center	200 Innovation Drive	Industrial	-	357	4,494	28	357	4,522	4,878	873	1999	1999
Woodlake Center	501 Innovation Ave.	Industrial	-	640	5,632	158	640	5,790	6,430	830	1999	1999
Woodlake Center	1000 Innovation (Woodlk 6)	Industrial	-	514	2,927	59	514	2,987	3,501	284	1996	2002
Woodlake Center	1200 Innovation (Woodlk 7)	Industrial	-	740	5,936	59	740	5,995	6,735	1,101	1996	2002
Woodlake Center	Woodlake VIII	Industrial	-	908	1,517	340	908	1,856	2,765	186	2003	2003

NAPERVILLE, ILLINOIS
Meridian Business Campus	1835 Jefferson	Industrial	-	3,180	7,959	-	3,180	7,959	11,140	398	2003	2003

NASHVILLE, TENNESSEE
Airpark East	Airpark East-800 Commerce Dr.	Industrial	-	1,564	3,341	699	1,564	4,040	5,604	592	2001	2002
Haywood Oaks	Haywood Oaks Building 8	Industrial	-	617	3,514	230	751	3,610	4,360	1,277	1997	1997
Lakeview Place	Three Lakeview	Office	-	2,126	13,523	1,943	2,126	15,466	17,592	3,539	1999	1999
Lakeview Place	One Lakeview Place	Office	-	2,046	11,632	1,359	2,123	12,914	15,037	2,617	1986	1998
Lakeview Place	Two Lakeview Place	Office	-	2,046	11,856	1,611	2,046	13,467	15,513	2,306	1988	1998
Riverview Business Center	Riverview Office Building	Office	-	847	6,304	1,059	847	7,363	8,210	1,446	1983	1999
Nashville Business Center	Nashville Business Center I	Industrial	-	936	6,142	110	936	6,251	7,187	1,136	1997	1999
Nashville Business Center	Nashville Business Center II	Industrial	-	5,659	7,949	-	5,659	7,949	13,608	92	2005	2005
Not Applicable	Powertel Pk Lot at Grassmere	Grounds	-	1,050	-	39	1,089	-	1,089	151	2003	2003

NEW ALBANY, OHIO
New Albany	6525 West Campus Oval	Office	-	842	3,700	2,026	881	5,688	6,568	638	1993	1999

NILES, ILLINOIS
Niles Distribution Center	Niles Distribution Center	Industrial	-	4,920	3,669	8	4,920	3,677	8,597	201	1950	2004

NORCROSS, GEORGIA
Gwinnett Park	4258 Communications Drive	Industrial	-	29	2,388	130	29	2,518	2,547	415	1981	1999
Gwinnett Park	4245 International Boulevard	Industrial	-	192	6,545	-	192	6,545	6,737	1,621	1985	1999
Gwinnett Park	4355 International Boulevard	Industrial	-	233	2,969	648	233	3,618	3,851	554	1983	1999
Gwinnett Park	4436 Park Drive	Industrial	-	18	1,536	36	26	1,563	1,590	347	1968	1999
Gwinnett Park	1835 Shackleford Court	Office	-	29	6,277	999	29	7,277	7,305	1,346	1990	1999
Gwinnett Park	1854 Shackleford Court	Office	-	52	9,871	1,322	52	11,193	11,245	1,876	1985	1999
Gwinnett Park	4275 Shackleford Road	Office	288	8	2,111	545	12	2,653	2,665	518	1985	1999

NORTHLAKE, ILLINOIS
Northlake	Northlake I	Industrial	-	5,721	10,859	-	5,721	10,859	16,580	1,227	2002	2002
Northlake	Northlake II	Industrial	-	3,004	6,097	-	3,004	6,097	9,101	241	1970	2004

NORTH OLMSTED, OHIO
Great Northern Corporate Ctr.	Great Northern Corp Center I	Office	-	1,048	7,072	1,350	1,040	8,430	9,469	2,057	1985	1996
Great Northern Corporate Ctr.	Great Northern Corp Center II	Office	-	1,048	7,206	1,148	1,048	8,354	9,402	2,086	1987	1996
Great Northern Corporate Ctr.	Great Northern Corp Center III	Office	-	604	5,660	430	604	6,091	6,694	1,534	1999	1999

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
OAK BROOK, ILLINOIS
2000 York Road	2000 York Road	Office	11,472	2,625	15,828	-	2,625	15,828	18,453	1,222	1960	2005

OLIVETTE, MISSOURI
Warson Commerce Center	Warson Commerce Center	Industrial	-	749	5,371	665	749	6,036	6,785	1,258	1987	1998

ORLANDO, FLORIDA
Liberty Park at Southcenter	Southcenter I-Brede/Allied BTS	Industrial	-	3,094	3,867	-	3,094	3,867	6,961	491	2002	2002
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg B	Industrial	-	565	4,893	431	570	5,319	5,889	893	1996	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg A	Industrial	-	493	4,545	198	498	4,738	5,236	775	1997	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg D	Industrial	-	593	4,131	66	597	4,193	4,790	689	1998	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg E	Industrial	-	649	4,654	331	653	4,981	5,634	844	1997	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg F	Industrial	-	1,030	5,378	995	1,035	6,368	7,403	1,308	1999	1999
Parksouth Distribution Center	Parksouth Dist. Ctr-Bldg H	Industrial	-	725	3,950	37	730	3,981	4,711	796	2000	2000
Parksouth Distribution Center	Chase BTS-Orlando	Industrial	-	598	2,032	1,274	674	3,229	3,904	327	2000	2001
Parksouth Distribution Center	Parksouth-Benjamin Moore BTS	Industrial	-	708	2,070	9	1,115	1,673	2,787	194	2003	2003

PARK RIDGE, ILLINOIS
O’Hare Corporate Centre	O’Hare Corporate Centre	Office	-	1,476	8,819	436	1,476	9,255	10,731	584	1985	2003

PEPPER PIKE, OHIO
Corporate Circle	Corporate Circle	Office	-	1,696	11,380	2,778	1,698	14,157	15,854	3,442	1983	1996

PLAINFIELD, INDIANA
Plainfield Business Park	Plainfield Building 1	Industrial	-	1,104	11,151	94	1,104	11,245	12,349	1,695	2000	2000
Plainfield Business Park	Plainfield Building 2	Industrial	-	1,387	9,437	267	1,519	9,572	11,091	1,521	2000	2000
Plainfield Business Park	Plainfield Building 3	Industrial	-	2,016	10,491	2,250	2,016	12,741	14,757	1,600	2002	2002
Plainfield Business Park	Plainfield Building 5	Industrial	-	2,726	7,284	-	2,726	7,284	10,010	333	2004	2004

PLANO, TEXAS
Legacy Business Park	Metasolv Building Phase I	Office	-	1,527	5,831	724	1,527	6,555	8,082	1,222	1997	1999
Legacy Business Park	Metasolv Building Phase II	Office	-	1,181	11,154	206	1,181	11,359	12,540	2,308	1999	1999

PLYMOUTH, MINNESOTA
Medicine Lake Indust Ctr	Medicine Lake Indus. Center	Industrial	2,713	1,145	6,676	861	1,145	7,537	8,682	1,922	1970	1997

RALEIGH, NORTH CAROLINA
Brook Forest	Brook Forest I	Office	-	1,242	6,162	522	1,242	6,684	7,926	1,607	2000	2000
Centerview	Centerview 5540	Office	-	773	6,307	1,213	773	7,520	8,293	489	1986	2003
Centerview	Centerview 5565	Office	-	513	4,831	245	513	5,076	5,588	312	1999	2003
Centerview	Centerview 5580	Office	-	768	5,675	305	768	5,981	6,748	358	1987	2003
Crabtree Overlook	Crabtree Overlook	Office	-	2,164	21,050	135	2,164	21,185	23,349	3,863	2000	2001
Interchange Plaza	801 Jones Franklin Rd	Office	4,562	1,351	7,772	617	1,351	8,389	9,740	1,411	1995	1999
Interchange Plaza	5520 Capital Ctr Dr (Intrch I)	Office	-	842	4,395	530	842	4,926	5,767	1,002	1993	1999
Walnut Creek	Walnut Creek Business Park #1	Industrial	-	419	3,100	528	419	3,628	4,047	841	2001	2001
Walnut Creek	Walnut Creek Business Park #2	Industrial	-	456	3,774	256	456	4,030	4,486	711	2001	2001
Walnut Creek	Walnut Creek Business Park #3	Industrial	-	679	4,345	1,210	679	5,556	6,235	821	2001	2001
Walnut Creek	Walnut Creek IV	Industrial	-	2,038	2,977	-	2,038	2,977	5,015	235	2004	2004

ROMEOVILLE, ILLINOIS
Crossroads Business Park	Chapco Carton Company	Industrial	-	917	5,217	49	917	5,266	6,183	523	1999	2002
Park 55	Park 55, Building 1	Industrial	-	6,433	9,058	-	6,433	9,058	15,490	352	2004	2004

ROSEMONT, ILLINOIS
O’Hare International Ctr	O’Hare International Ctr I	Office	-	7,700	31,740	-	7,700	31,740	39,441	1,351	1984	2005
O’Hare International Ctr	O’Hare International Ctr II	Office	-	8,103	31,168	-	8,103	31,168	39,271	1,154	1987	2005
Riverway	Riverway East	Office	-	13,684	31,771	-	13,664	31,771	45,434	1,478	1987	2005
Riverway	Riverway West	Office	-	3,294	38,025	-	3,294	38,025	41,319	1,101	1989	2005
Riverway	Riverway Central	Office	-	4,229	68,105	-	4,229	68,105	72,334	1,513	1989	2005
Riverway	Riverway Retail	Retail	-	189	-	-	189	-	189	52	1987	2005
SEVEN HILLS, OHIO
Rock Run Business Campus	Rock Run North	Office	2,323	837	5,545	625	960	6,046	7,006	1,608	1984	1996

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Rock Run Business Campus	Rock Run Center	Office	2,921	1,046	6,989	696	1,169	7,562	8,731	2,069	1985	1996

SHARONVILLE, OHIO
Mosteller Distribution Center	Mosteller Distribution Ctr. I	Industrial	-	1,275	6,316	3,298	1,275	9,614	10,889	2,536	1957	1996
Mosteller Distribution Center	Mosteller Distribution Ctr. II	Industrial	-	828	4,744	1,324	828	6,068	6,896	1,812	1997	1997

SOLON, OHIO
Solon	28600 Fountain Parkway-Bldg 2	Industrial	-	1,138	8,725	166	1,138	8,892	10,029	1,684	1998	1999
Solon	30600 Carter	Industrial	-	819	3,363	580	821	3,941	4,762	803	1971	1997

ST. LOUIS PARK, MINNESOTA
Minneapolis-West	1600 Tower	Office	-	2,321	31,377	4,516	2,321	35,894	38,215	7,300	2000	2000
Minneapolis-West	North Plaza	Office	-	347	1,413	200	347	1,613	1,960	1,138	1966	1998
Minneapolis-West	South Plaza	Office	-	397	1,406	216	397	1,622	2,018	1,101	1966	1998
Minneapolis-West	MoneyGram Tower	Office	-	3,039	35,961	2,078	3,091	37,987	41,078	6,615	1987	1999
Novartis	Novartis Warehouse	Industrial	-	2,005	10,948	459	2,005	11,407	13,411	2,188	1960	1998
Minneapolis-West	5219 Building	Office	-	99	561	16	102	574	676	391	1965	1998
Minneapolis	Chilles Ground Lease	Grounds	-	921	-	69	990	-	990	4		1998
Minneapolis	Olive Garden Ground Lease	Grounds	-	921	-	-	921	-	921	-		1998

ST. LOUIS, MISSOURI
Craig Park Center	Craig Park Center	Industrial	-	254	2,262	467	254	2,729	2,983	553	1984	1998
Hawthorn Office	Hawthorn Office#1 (Savvis)	Office	-	2,600	15,239	241	2,600	15,480	18,080	1,636	1997	2002
Lakeside Crossing	Lakeside Crossing Buliding I	Industrial	-	574	2,272	611	574	2,883	3,457	361	2001	2002
Lakeside Crossing	Lakeside Crossing Building II	Industrial	-	1,118	2,227	-	1,118	2,228	3,345	536	2002	2002
Lakeside Crossing	Lakeside Crossing Building III	Industrial	-	1,851	4,881	651	1,851	5,532	7,383	760	2001	2002
Lakeside Crossing	Lakeside Crossing V	Office	-	883	1,928	-	883	1,928	2,811	338	2003	2003
Lakeside Crossing	Lakeside Crossing Building VI	Industrial	-	1,074	2,125	1,427	1,507	3,119	4,626	374	2002	2002
Laumeier Office Park	Laumeier I	Office	-	1,384	10,063	1,983	1,384	12,047	13,430	3,871	1987	1995
Laumeier Office Park	Laumeier II	Office	-	1,421	9,998	1,486	1,421	11,483	12,904	3,331	1988	1995
Laumeier Office Park	Laumeier IV	Office	-	1,029	7,393	1,076	1,029	8,469	9,498	2,094	1987	1998
Maryville Center	500-510 Maryville Centre	Office	-	3,402	24,779	2,992	3,402	27,771	31,173	5,618	1984	1997
Maryville Center	530 Maryville Centre	Office	6,063	2,219	15,325	2,023	2,219	17,349	19,568	3,707	1990	1997
Maryville Center	550 Maryville Centre	Office	-	1,996	12,532	185	1,996	12,718	14,714	2,635	1988	1997
Maryville Center	635-645 Maryville Centre	Office	-	3,048	18,359	839	3,048	19,198	22,246	4,148	1987	1997
Maryville Center	655 Maryville Centre	Office	-	1,860	13,258	275	1,860	13,534	15,394	2,813	1994	1997
Maryville Center	540 Maryville Centre	Office	-	2,219	14,821	1,010	2,219	15,832	18,050	3,621	1990	1997
Maryville Center	520 Maryville Centre	Office	-	2,404	14,560	976	2,404	15,536	17,940	2,660	1998	1999
Maryville Center	700 Maryville Centre	Office	-	4,556	28,599	360	4,556	28,960	33,515	5,625	1999	2000
Maryville Center	533 Maryville Centre	Office	-	3,230	17,921	275	3,230	18,196	21,426	3,148	2000	2000
Maryville Center	555 Maryville Centre	Office	-	3,226	15,799	1,648	3,226	17,447	20,672	2,412	2000	2001
Maryville Center	625 Maryville Centre	Office	4,196	2,509	11,229	262	2,509	11,490	13,999	1,529	1996	2002
St. Louis Business Center	St. Louis Business Center A	Industrial	-	194	1,768	508	194	2,276	2,470	534	1987	1998
St. Louis Business Center	St. Louis Business Center B	Industrial	-	250	2,147	1,112	250	3,259	3,508	608	1986	1998
St. Louis Business Center	St. Louis Business Center C	Industrial	-	166	1,502	409	166	1,912	2,078	495	1986	1998
St. Louis Business Center	St. Louis Business Center D	Industrial	-	168	1,455	314	168	1,769	1,937	312	1987	1998
Southridge	Southridge Business Center	Industrial	-	1,158	4,234	1,723	1,158	5,957	7,115	558	2002	2002
West Port Place	Westport Center I	Industrial	-	1,707	5,456	658	1,707	6,115	7,821	1,368	1998	1998
West Port Place	Westport Center II	Industrial	-	914	2,226	257	914	2,483	3,397	792	1998	1998
West Port Place	Westport Center III	Industrial	-	1,206	2,976	524	1,206	3,500	4,706	992	1998	1999
West Port Place	Westport Center IV	Industrial	-	1,440	4,860	58	1,440	4,918	6,358	838	2000	2000
West Port Place	Westport Center V	Industrial	-	493	1,591	23	493	1,614	2,107	478	1999	2000
West Port Place	Westport Place	Office	-	1,990	6,340	670	1,990	7,010	9,000	1,393	1999	2000
Westmark	Westmark	Office	-	1,497	10,436	2,181	1,684	12,430	14,114	3,565	1987	1995
Westview Place	Westview Place	Office	-	669	9,055	2,342	669	11,396	12,065	3,299	1988	1995
Woodsmill Commons	Woodsmill Commons II (400)	Office	-	1,718	7,896	-	1,718	7,896	9,614	513	1985	2003
Woodsmill Commons	Woodsmill Commons I (424)	Office	-	1,836	7,783	-	1,836	7,783	9,619	523	1985	2003

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
ST. PETERS, MISSOURI
Horizon Business Ctr	Horizon Business Center	Industrial	-	344	2,483	276	344	2,759	3,103	553	1985	1998

STRONGSVILLE, OHIO
Strongsville Business Park	Strongsville Ind Park Bdg #142	Industrial	-	594	3,754	1,047	594	4,801	5,395	620	2002	2002

						Cost Capitalized
						Subsequent to
		Building		Initial Cost		Development	Gross Book Value 12/31/05			Accumulated	Year	Year
Development	Name	Type	Encumbrances	Land	Buildings	or Acquisition	Land/Land Imp	Bldgs/TI	Total	Depreciation (1)	Constructed	Acquired
Dyment	Dyment	Industrial	-	816	5,368	111	816	5,478	6,294	1,181	1988	1997

SUNRISE, FLORIDA
Sawgrass	Sawgrass - Building B	Office	-	1,211	6,424	1,188	1,211	7,612	8,823	1,401	1999	2000
Sawgrass	Sawgrass - Building A	Office	-	1,147	4,530	37	1,147	4,568	5,715	705	2000	2001
Sawgrass	Sawgrass Pointe	Office	-	3,484	21,827	4,713	3,484	26,540	30,024	3,022	2001	2002

TAMPA, FLORIDA
Fairfield Distribution Center	Fairfield Distribution Ctr I	Industrial	-	483	2,658	40	487	2,694	3,181	450	1998	1999
Fairfield Distribution Center	Fairfield Distribution Ctr II	Industrial	-	530	4,901	17	534	4,914	5,448	801	1998	1999
Fairfield Distribution Center	Fairfield Distribution Ctr III	Industrial	-	334	2,771	47	338	2,814	3,151	459	1999	1999
Fairfield Distribution Center	Fairfield Distribution Ctr IV	Industrial	-	600	2,162	1,003	604	3,161	3,765	683	1999	1999
Fairfield Distribution Center	Fairfield Distribution Ctr V	Industrial	-	488	3,538	108	488	3,646	4,134	848	2000	2000
Fairfield Distribution Center	Fairfield Distribution Ctr VI	Industrial	-	555	4,517	487	555	5,004	5,559	792	2001	2001
Fairfield Distribution Center	Fairfield Distribution Ctr VII	Industrial	-	394	4,027	779	394	4,806	5,199	1,438	2001	2001
Fairfield Distribution Center	Fairfield VIII	Industrial	-	1,082	3,326	-	1,082	3,326	4,408	327	2004	2004
Highland Oaks	Highland Oaks I	Office	-	1,525	13,505	657	1,525	14,161	15,686	2,785	1999	1999
Highland Oaks	Highland Oaks II	Office	-	1,605	11,542	2,910	1,605	14,452	16,057	2,572	1999	2000

WEST CHESTER, OHIO
Centre Pointe Office Park	Centre Pointe I	Office	-	2,501	9,574	-	2,501	9,574	12,075	824	2000	2004
Centre Pointe Office Park	Centre Pointe II	Office	-	2,056	10,063	-	2,056	10,063	12,119	839	2001	2004
Centre Pointe Office Park	Centre Pointe III	Office	-	2,048	10,309	-	2,048	10,309	12,357	857	2002	2004
Centre Pointe Office Park	Centre Pointe IV	Office	-	2,013	8,697	-	2,932	7,778	10,710	40	2005	2005
World Park at Union Centre	World Park at Union Centre 11	Industrial	-	2,592	6,936	-	2,592	6,936	9,528	497	2004	2004

WESTERVILLE, OHIO
Westerville-Polaris	Liebert	Office	-	755	3,611	877	755	4,489	5,244	1,070	1999	1999

WESTMONT, ILLINOIS
Oakmont Corporate Center	Oakmont Tech Center	Industrial	-	1,501	8,712	2,382	1,703	10,892	12,595	1,819	1989	1998
Oakmont Corporate Center	Oakmont Circle Office	Office	-	3,177	13,942	2,062	3,528	15,654	19,181	2,964	1990	1998

	Eliminations					(27,617)	(241)	(27,376)	(27,617)	(15,254)

			161,187	659,990	3,847,795	323,721	675,050	4,156,456	4,831,506	754,742

(1)     Depreciation of real estate is computed using the straight-line method over 40 years for buildings, 15 years for land improvements and shorter periods based on lease terms (generally 3 to 10 years) for tenant improvements.

	Real Estate Assets			Accumulated Depreciation
	2005	2004	2003	2005	2004	2003
Balance at beginning of year	$5,377,094	$5,094,168	$4,846,355	$788,900	$677,357	$555,858
Acquisitions	272,141	213,500	233,248	-	-	-
Construction costs and tenant improvements	321,786	291,850	188,449	-	-	-
Depreciation expense		-	-	200,102	185,091	168,959
Acquisition of minority interest	-	11,408	9,984	-	-	-
	5,971,021	5,610,926	5,278,036	989,002	862,448	724,817

Deductions during year:
Cost of real estate sold or contributed	(1,081,447)	(180,982)	(150,874)	(179,848)	(20,878)	(14,966)
Impairment Allowance	(3,656)	(180)	(500)
Write-off of fully amortized assets	(54,412)	(52,670)	(32,494)	(54,412)	(52,670)	(32,494)
Balance at end of year	$4,831,506	$5,377,094	$5,094,168	$754,742	$788,900	$677,357